Exhibit 99.1

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

FNLC 2005-4

Friedman Billings Ramsey

40/30 Balloon Loans

Mortgage Rate (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	1	309,892.78	0.56	5.500	648	85.00
5.501 - 6.000	2	636,964.36	1.16	5.993	664	82.66
6.001 - 6.500	24	6,456,148.42	11.75	6.318	664	76.81
6.501 - 7.000	32	7,288,946.77	13.27	6.790	641	75.56
7.001 - 7.500	52	13,534,877.23	24.63	7.308	623	78.94
7.501 - 8.000	55	13,264,814.59	24.14	7.812	610	79.70
8.001 - 8.500	33	7,271,282.23	13.23	8.327	610	83.75
8.501 - 9.000	21	4,222,375.00	7.68	8.763	589	86.47
9.001 - 9.500	7	1,391,700.00	2.53	9.249	602	90.08
10.001 - 10.500	2	358,910.00	0.65	10.148	593	93.92
10.501 - 11.000	1	210,000.00	0.38	10.625	656	100.00

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Current Balance ($)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
50,000.01 - 100,000.00	20	1,782,650.00	3.24	7.968	621	79.16
100,000.01 - 150,000.00	39	5,001,686.92	9.10	7.742	609	82.10
150,000.01 - 200,000.00	36	6,257,025.10	11.39	7.835	619	80.58
200,000.01 - 250,000.00	48	10,882,999.09	19.81	7.519	625	79.03
250,000.01 - 300,000.00	29	8,012,880.70	14.58	7.457	639	79.92
300,000.01 - 350,000.00	21	6,872,764.16	12.51	7.365	610	78.29
350,000.01 - 400,000.00	14	5,198,500.00	9.46	7.472	631	83.38
400,000.01 - 450,000.00	10	4,256,236.33	7.75	7.795	613	78.19
450,000.01 - 500,000.00	7	3,358,914.36	6.11	7.628	620	81.44
500,000.01 - 550,000.00	3	1,593,754.72	2.90	7.095	626	76.13
550,000.01 - 600,000.00	3	1,728,500.00	3.15	6.671	638	86.69

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Loan Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
ARM 2/28 Balloon 40/30	105	26,165,349.09	47.62	7.520	619	79.90
ARM 3/27 Balloon 40/30	86	20,328,693.14	37.00	7.511	629	81.32
30 Year Fixed Balloon 40/30	39	8,451,869.15	15.38	7.713	619	78.31

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Rate Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Adjustable Balloon	191	46,494,042.23	84.62	7.516	623	80.52
Fixed Balloon	39	8,451,869.15	15.38	7.713	619	78.31

Total:	230	54,945,911.38	100.00	7.546	623	80.18

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

40/30 Balloon Loans

Interest Only Terms (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	230	54,945,911.38	100.00	7.546	623	80.18

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Remaining Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
349 - 360	230	54,945,911.38	100.00	7.546	623	80.18

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Seasoning (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	170	40,203,630.00	73.17	7.619	623	79.75
1	47	11,492,494.96	20.92	7.473	620	81.09
2	11	2,836,032.82	5.16	7.032	627	81.97
3	1	309,892.78	0.56	5.500	648	85.00
5	1	103,860.82	0.19	7.500	521	80.00

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Lien Position	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1	230	54,945,911.38	100.00	7.546	623	80.18

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Original LTV (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
25.01 - 30.00	1	90,000.00	0.16	6.875	670	30.00
30.01 - 35.00	1	111,500.00	0.20	7.250	605	33.18
45.01 - 50.00	2	408,000.00	0.74	7.356	605	47.72
50.01 - 55.00	3	495,000.00	0.90	7.077	644	51.57
55.01 - 60.00	10	2,335,000.00	4.25	7.348	582	58.39
60.01 - 65.00	8	2,289,750.00	4.17	7.288	596	62.92
65.01 - 70.00	11	2,835,729.64	5.16	7.104	588	67.49
70.01 - 75.00	15	4,539,851.86	8.26	7.249	591	73.97
75.01 - 80.00	94	21,912,298.98	39.88	7.478	640	79.83
80.01 - 85.00	25	6,586,113.98	11.99	7.471	615	84.34
85.01 - 90.00	31	7,047,646.33	12.83	7.835	609	89.68
90.01 - 95.00	15	3,269,675.00	5.95	7.759	651	94.43
95.01 - 100.00	14	3,025,345.59	5.51	8.645	642	99.53

Total:	230	54,945,911.38	100.00	7.546	623	80.18

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

40/30 Balloon Loans

FICO Score	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
500 - 519	2	508,000.00	0.92	8.331	518	68.99
520 - 539	3	889,860.82	1.62	8.417	531	69.75
540 - 559	24	5,569,642.23	10.14	8.000	551	77.82
560 - 579	23	5,170,879.72	9.41	7.676	572	76.51
580 - 599	37	9,508,851.97	17.31	7.726	591	81.14
600 - 619	35	7,706,699.02	14.03	7.582	610	78.87
620 - 639	32	7,199,985.48	13.10	7.562	630	81.87
640 - 659	20	4,680,041.45	8.52	7.367	649	81.30
660 - 679	20	4,693,650.00	8.54	7.261	667	80.45
680 - 699	14	4,035,033.14	7.34	6.917	691	80.19
700 - 719	9	2,499,767.55	4.55	7.164	709	87.12
720 - 739	8	1,519,500.00	2.77	7.526	729	88.09
740 - 759	1	360,000.00	0.66	6.350	750	80.00
780 - 799	2	604,000.00	1.10	6.973	789	80.00

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Debt-to-Income Ratio (%)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0.01 - 5.00	1	269,730.70	0.49	8.375	544	76.00
15.01 - 20.00	2	217,950.08	0.40	7.026	628	62.23
20.01 - 25.00	4	811,700.00	1.48	7.430	641	75.08
25.01 - 30.00	7	1,277,984.31	2.33	7.543	634	76.99
30.01 - 35.00	10	1,836,595.59	3.34	7.531	612	82.49
35.01 - 40.00	28	6,403,728.07	11.65	7.419	623	76.74
40.01 - 45.00	42	10,400,317.99	18.93	7.563	624	82.03
45.01 - 50.00	101	26,051,046.47	47.41	7.651	625	80.50
50.01 - 55.00	34	7,597,858.17	13.83	7.278	615	80.83
55.01 - 60.00	1	79,000.00	0.14	7.000	550	59.85

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Min: 1.02

Max: 56.17

Weighted Average: 44.81

Use of Proceeds	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Cashout	163	39,010,403.00	71.00	7.578	609	79.66
Purchase	67	15,935,508.38	29.00	7.467	656	81.44

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Property Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Single Family	206	49,321,767.12	89.76	7.553	619	80.01
Townhouse	9	2,168,952.26	3.95	7.511	652	81.38
Condo	9	1,660,992.00	3.02	7.501	641	82.34
Duplex	4	1,162,200.00	2.12	7.435	673	81.91
3-4 Unit	2	632,000.00	1.15	7.444	694	80.00

Total:	230	54,945,911.38	100.00	7.546	623	80.18

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

40/30 Balloon Loans

Documentation Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Stated	112	30,160,415.57	54.89	7.688	631	79.52
Full	118	24,785,495.81	45.11	7.373	612	80.98

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Occupancy Type	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
Owner Occupied	229	54,676,180.68	99.51	7.542	623	80.20
Non-Owner Occupied	1	269,730.70	0.49	8.375	544	76.00

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Loan Grade	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
A	106	25,591,977.62	46.58	7.298	669	82.05
B	111	26,180,442.24	47.65	7.707	588	78.87
C	13	3,173,491.52	5.78	8.225	536	75.80

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Geographic Distribution	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
California	91	26,849,303.30	48.86	7.413	618	78.64
Illinois	39	7,664,562.26	13.95	7.714	622	81.62
Florida	23	4,518,392.76	8.22	7.434	623	81.27
Maryland	11	2,497,203.14	4.54	7.272	641	77.81
Hawaii	5	2,116,150.00	3.85	6.707	671	75.30
Virginia	6	2,020,600.00	3.68	7.789	630	78.35
Arizona	9	1,983,459.31	3.61	8.151	619	82.95
Minnesota	6	1,248,347.67	2.27	8.376	634	91.81
Washington	5	983,000.00	1.79	7.964	598	81.15
Michigan	6	655,840.00	1.19	8.506	574	84.00
Connecticut	3	566,000.00	1.03	7.225	698	92.12
Rhode Island	2	536,400.00	0.98	7.700	656	87.17
North Carolina	3	458,011.53	0.83	8.062	590	88.74
Colorado	3	441,600.00	0.80	7.856	655	80.00
New Jersey	1	378,250.00	0.69	6.990	559	85.00
Wisconsin	3	341,575.00	0.62	8.932	587	87.96
Nevada	2	320,000.00	0.58	7.837	577	55.82
Nebraska	2	244,500.00	0.44	8.500	638	97.48
Massachusetts	1	232,000.00	0.42	8.290	644	80.00
Pennsylvania	2	197,110.82	0.36	7.500	586	79.99
Ohio	2	188,200.00	0.34	8.112	592	84.69
Tennessee	2	156,250.00	0.28	8.144	598	87.69
Georgia	1	142,155.59	0.26	7.700	596	100.00
Missouri	1	122,000.00	0.22	8.500	621	79.69
Idaho	1	85,000.00	0.15	9.000	730	100.00

Total:	230	54,945,911.38	100.00	7.546	623	80.18

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

40/30 Balloon Loans

Prepayment Penalty Term (Months)	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
0	50	10,991,722.52	20.00	7.918	618	81.71
12	12	2,933,850.00	5.34	7.670	600	77.83
24	83	20,542,956.83	37.39	7.386	626	81.04
36	85	20,477,382.03	37.27	7.490	625	78.83

Total:	230	54,945,911.38	100.00	7.546	623	80.18

Margin (%) - ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.001 - 3.500	1	184,000.00	0.40	8.500	551	82.14
4.001 - 4.500	1	309,892.78	0.67	5.500	648	85.00
4.501 - 5.000	4	1,293,194.76	2.78	6.116	637	77.12
5.001 - 5.500	10	2,027,196.46	4.36	6.503	664	78.09
5.501 - 6.000	21	5,382,001.50	11.58	6.995	652	81.63
6.001 - 6.500	30	7,569,762.00	16.28	7.053	627	79.91
6.501 - 7.000	50	12,370,229.73	26.61	7.381	634	79.49
7.001 - 7.500	34	8,529,075.00	18.34	7.823	595	77.94
7.501 - 8.000	15	3,285,350.00	7.07	8.266	595	79.05
8.001 - 8.500	21	4,943,340.00	10.63	8.781	612	88.62
8.501 - 9.000	3	435,000.00	0.94	9.014	576	86.17
9.001 - 9.500	1	165,000.00	0.35	9.350	580	100.00

Total:	191	46,494,042.23	100.00	7.516	623	80.52

Maximum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
11.501 - 12.000	2	777,657.14	1.67	5.795	649	81.99
12.001 - 12.500	6	1,723,276.78	3.71	6.289	648	76.56
12.501 - 13.000	4	707,705.55	1.52	6.535	701	82.39
13.001 - 13.500	21	5,529,897.95	11.89	6.490	665	77.94
13.501 - 14.000	25	5,791,141.22	12.46	6.892	630	78.85
14.001 - 14.500	38	9,982,602.26	21.47	7.302	624	79.96
14.501 - 15.000	44	10,688,761.33	22.99	7.809	608	78.01
15.001 - 15.500	26	5,968,840.00	12.84	8.321	609	83.86
15.501 - 16.000	17	3,670,750.00	7.90	8.733	592	86.89
16.001 - 16.500	6	1,294,500.00	2.78	9.230	602	90.09
17.001 - 17.500	2	358,910.00	0.77	10.148	593	93.92

Total:	191	46,494,042.23	100.00	7.516	623	80.52

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey

FNLC 2005-4

Friedman Billings Ramsey

40/30 Balloon Loans

Minimum Mortgage Rate (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
5.001 - 5.500	1	309,892.78	0.67	5.500	648	85.00
5.501 - 6.000	2	636,964.36	1.37	5.993	664	82.66
6.001 - 6.500	24	6,456,148.42	13.89	6.318	664	76.81
6.501 - 7.000	25	5,552,246.77	11.94	6.800	634	77.92
7.001 - 7.500	43	11,071,028.57	23.81	7.291	626	80.26
7.501 - 8.000	45	11,174,761.33	24.03	7.816	609	78.53
8.001 - 8.500	26	5,968,840.00	12.84	8.321	609	83.86
8.501 - 9.000	17	3,670,750.00	7.90	8.733	592	86.89
9.001 - 9.500	6	1,294,500.00	2.78	9.230	602	90.09
10.001 - 10.500	2	358,910.00	0.77	10.148	593	93.92

Total:	191	46,494,042.23	100.00	7.516	623	80.52

Initial Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
3.000	191	46,494,042.23	100.00	7.516	623	80.52

Total:	191	46,494,042.23	100.00	7.516	623	80.52

Subsequent Rate Cap (%) ARM Only	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
1.000	20	5,266,652.19	11.33	6.757	649	81.36
1.500	171	41,227,390.04	88.67	7.613	620	80.41

Total:	191	46,494,042.23	100.00	7.516	623	80.52

Months to Next Adjustment Date	Number of Mortgage Loans	Outstanding Principal Balance	Percent of Outstanding Principal Balance	Weighted Average Gross Coupon	Weighted Average Credit Score	Weighted Average Original LTV
17 - 21	1	309,892.78	0.67	5.500	648	85.00
22 - 26	104	25,855,456.31	55.61	7.544	619	79.83
32 - 36	86	20,328,693.14	43.72	7.511	629	81.32

Total:	191	46,494,042.23	100.00	7.516	623	80.52

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

Friedman Billings Ramsey